Exhibit 99.1

Xperi Hosts its 2022 Virtual Investor Day

SAN JOSE, Calif.—September 20, 2022—At its virtual investor meeting today, Xperi Holding Corporation (NASDAQ: XPER) (“Xperi”) is expected to provide an in-depth overview of both its product business and its IP licensing business ahead of their anticipated separation into stand-alone entities on October 1, 2022. Management will address each business’ value creation strategy and growth prospects in the near and longer terms.

Jon Kirchner, CEO of Xperi, said, “There is a large and growing independent media platform opportunity in our product business – one that we believe will provide hundreds of millions of dollars of revenue growth for us over the next 3+ years. Further, as our business continues to scale through our various growth initiatives, we expect to meaningfully expand profitability and achieve our target of 25-30% EBITDA margin. Overall, Xperi’s robust product pipeline, core base of revenue and profit, and highly scalable business model, sets the stage for a very exciting new chapter.”

Paul Davis, CEO of the IP licensing business, Adeia, stated “The continued growth of video consumption, the evolution of consumer experiences, and the need for content storage present new opportunities for Adeia as we look to expand our leading licensing model. Our focus will be on these trends, as our inventors and engineers drive the next big ideas in the media and semiconductor industries which will enable and enhance next generational shifts in technology and fuel the growth of our business. Adeia will leverage its compelling business model, with its best-in-class mid 60% EBITDA margins, to invest in growing our patent portfolios primarily through internal innovation, as well as strategic acquisitions, which enable us to accelerate our growth in the long term.”

Beginning at 8:30am ET, the virtual Investor Day webcast will be broadcast live on the Investor Relations section of Xperi’s website at www.xperi.com. Shareholders, media representatives, and others interested in Xperi and Adeia may participate in the webcast by registering through the Investor Relations section on Xperi’s website or at http://xperiadeia2022investorday.q4ir.com

A replay will be available on the Xperi website within 24 hours following the event.

About Xperi Holding Corporation

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (Adeia, DTS, HD Radio, IMAX Enhanced, TiVo), and by its startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers.

Xperi, Adeia, DTS, IMAX Enhanced, HD Radio, Perceive, TiVo and their respective logos are trademarks or registered trademarks of affiliated companies of Xperi Holding Corporation in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

About Adeia

Adeia invents, develops and licenses fundamental innovations that shape the way millions of people explore and experience entertainment in an increasingly connected world. From TVs to smartphones, and across all types of entertainment experiences, Adeia’s technologies allow users to manage content and connections in a way that is smart, immersive and personal. For more information, please visit www.adeia.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected timing and benefits of the separation of the Company’s IP and product businesses and the forecasted growth prospects of each business. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; the ability of the Company to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; failure to remediate the material weaknesses in our internal control over financial reporting; the evolving legal, regulatory and tax regimes under which the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; the impact of semiconductor supply chain constraints on our customers; and any plans regarding the separation of the Company’s IP and Product businesses. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Xperi Investor Contact:

Jill Koval, Arbor Advisory Group

+1 203-832-4449

ir@xperi.com

Media Contact:

Amy Brennan, Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

Source: Xperi Holding Corp

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